UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):               June 2, 2011

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 2, 2011, the Board of Directors (the “Board”) of Vishay Precision Group, Inc. (the “Company”) approved amendments to the 2010 Stock Incentive Program (as amended, the “2010 Program”). The amendments:
  Eliminate share recycling under the 2010 Program, so that on the exercise of an option where the exercise price is paid via the tender of previously-owned shares or pursuant to an “immaculate cashless exercise,” the total “gross” number of option shares exercised are no longer available for future issuance under the 2010 Program. Similarly, shares withheld to pay income taxes in connection with the exercise of an option are also no longer available for future issuance under the 2010 Program.

  Prohibit re-pricing and cash repurchases of options without the prior approval of shareholders.
     Other material terms and conditions of the 2010 Program are unchanged. The foregoing description of the 2010 Program, as amended and restated on June 2, 2011 and set forth in this Item 5.02, is qualified in its entirety by reference to the text of the amended and restated 2010 Program, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

     On June 2, 2011, the Board approved an amendment to the Amended and Restated Bylaws of the Company. This amendment conforms the description of the voting rights of holders of our common stock and Class B common stock to the description of such voting rights in our Amended and Restated Certificate of Incorporation. The foregoing description of the amendment in this Item 5.03 is qualified in its entirety by reference to the text of the Company’s Second Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

     In addition, as described in Item 5.07 of this report, on June 2, 2011, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation. This amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

     On June 2, 2011, the Company held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 12,314,620 shares of the Company’s common stock and 1,025,176 shares of the Company’s Class B common stock were entitled to vote as of April 18, 2011, the record date for the Annual Meeting, of which 12,247,367 were present in person or by proxy at the Annual Meeting. Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to shareholders.

Proposal 1: Election of Directors

     The Company’s shareholders voted to elect Samuel Broydo, Saul Reibstein, Ziv Shoshani, Timothy Talbert and Marc Zandman to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2012 Annual Meeting of Shareholders as follows:

			Broker Non-
Nominee	For	Withheld	Votes
Samuel Broydo	18,742,419	167,883	2,505,889
Saul Reibstein	18,743,208	167,094	2,505,889
Ziv Shoshani	18,761,795	148,507	2,505,889
Timothy Talbert	18,745,057	165,245	2,505,889
Marc Zandman	18,651,004	259,298	2,505,889

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

     The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as follows:

				Broker
				Non-
	For	Against	Abstentions	Votes
Ratification of Ernst & Young LLP	21,387,272	19,358	9,561	0

Proposal 3: Adoption of an Amendment to our Amended and Restated Certificate of Incorporation

     The Company’s shareholders approved an amendment to our Amended and Restated Certificate of Incorporation as follows:

				Broker
				Non-
	For	Against	Abstentions	Votes
Approval of Amendment to	21,310,766	84,900	20,525	0
Amended and Restated Certificate of
Incorporation

Proposal 4: Advisory Vote Related to Executive Compensation

     The Company’s shareholders, on an advisory basis, voted to approve the compensation paid to the Company’s named executive officers for 2010, as follows:

				Broker
				Non-
	For	Against	Abstentions	Votes
Approval of 2010 compensation of	18,469,076	179,780	261,446	2,505,889
named executive officers

Proposal 5: Advisory Vote on Frequency of Advisory Votes on Executive Compensation

     The Company’s shareholders, on an advisory basis, voted to determine the frequency of future advisory votes on executive compensation, as follows:

					Broker
	One	Two	Three		Non-
	Year	Years	Years	Abstentions	Votes
Frequency of votes on	6,254,789	496,243	11,970,469	188,801	2,505,889
executive
compensation

     Each of the aforementioned proposals submitted to the shareholders at the Annual Meeting was approved by the final voting results set forth above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Vishay Precision Group, Inc., adopted as of June 2, 2011.
3.2	Amendment No. 1 to Amended and Restated Certificate of Incorporation of Vishay Precision Group, Inc., filed with the Secretary of State of the State of Delaware on June 3, 2011.
10.1	Amended and Restated 2010 Vishay Stock Incentive Program, adopted as of June 2, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: June 6, 2011	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Vishay Precision Group, Inc., adopted as of June 2, 2011.
3.2	Amendment No. 1 to Amended and Restated Certificate of Incorporation of Vishay Precision Group, Inc., filed with the Secretary of State of the State of Delaware on June 3, 2011.
10.1	Amended and Restated 2010 Vishay Stock Incentive Program, adopted as of June 2, 2011.